UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

December 5, 2022
Date of Report (Date of Earliest Event Reported)
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Harte Hanks, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	1-7120	74-1677284
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 Executive Drive, Suite 303 Chelmsford, Massachusetts 01824 (512) 434-1100
(Address of principal executive offices and Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HHS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 8.01 with respect to the issuance of Common Stock (as defined below) is incorporated into this Item 3.02 by reference.

Pursuant to the share repurchase agreement (the “Repurchase Agreement”) entered into by and between Harte Hanks, Inc., a Delaware corporation (the “Company” or “Harte Hanks”) and Wipro, LLC d/b/a Wipro US Branch IT Services, a Delaware limited liability company (“Wipro”) on June 30, 2022, the Company issued shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”) as consideration for the exchange of all 9,926 shares of the Company’s Series A Convertible Preferred Stock (the “Preferred Stock”) currently outstanding, pursuant to the exemption provided by either Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”) or Section 4(a)(2) for transactions not involving any public offering.

Item 7.01 Regulation FD Disclosure.

On December 5, 2022, the Company issued a press release in connection with the Repurchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

The information, including the press release, furnished under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any other filing by the Company under the Exchange Act or the Securities Act, except as otherwise expressly stated in such filing.

Item 8.01 Other Events.

On December 2, 2022, the Company completed the closing of its definitive agreement to repurchase all 9,926 shares of the Company’s Preferred Stock from Wipro, the sole holder of the Preferred Stock, in exchange for (i) a cash payment equal to their liquidation value, or total cash payment of $9,926,000 and (ii) 100,000 shares of the Company’s Common Stock pursuant to the Repurchase Agreement. The Preferred Stock was convertible into approximately 16% of the Company’s Common Stock on a fully diluted basis. Harte Hanks funded the cash portion of the repurchase consideration with a combination of cash and cash equivalents on hand and borrowings under the Company’s credit facility. The cash portion of the repurchase price was previously paid into escrow at the time of the signing of the Repurchase Agreement and held in escrow by PNC Bank, National Association, pending the reissuance of the Preferred Stock from the State of New Jersey.

The issuance of the Common Stock has not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 9.01 Financial Statements and Exhibits.
Exhibit	Description
99.1	Press Release of Harte Hanks Inc. dated December 5, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARTE HANKS, INC.

By:	/s/ Lauri Kearnes
Name:	Laurilee Kearnes
Title:	Chief Financial Officer
Date: December 5, 2022